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                        Consent of Independent Auditors





We consent to the reference to our firm under the captions "Financial Statements" in the Prospectus and Statement of Additional Information and "Auditors" in the Prospectus, and to the use of our reports (1) dated January 28, 2000, with respect to the financial statements of the subaccounts of Peoples Benefit Life Insurance Company Separate Account IV, which are available for investment by the Vanguard Variable Annuity Plan, and (2) February 18, 2000 with respect to the statutory-basis financial statements of Peoples' Benefit Life Insurance Company in Post-Effective Amendment No. 13 to the Registration Statement (Form N-4 No. 33-36073) and related Prospectus of the Vanguard Variable Annuity Plan.

/s/ Ernst & Young LLP

Des Moines, Iowa
April 24, 2000